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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): JULY 26, 2000
                                                 --------------


                           MICROSTRATEGY INCORPORATED
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                        0-24435       51-0323571
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(State or Other Jurisdiction    (Commission   (IRS Employer
of Incorporation)               File Number)  Identification No.)

8000 Towers Crescent Drive, Vienna, Virginia       22182
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(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:   (703) 848-8600
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     -------------------------------------------------------------
     (Former Name or Former Address, if Changed since Last Report)
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Item 5.  Other Events.

     On July 26, 2000, MicroStrategy Incorporated (the "Company") issued a press release announcing its financial results for the three month period ended June 30, 2000, which was the second quarter of its 2000 fiscal year. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

     On August 1, 2000, the Company issued a press release announcing changes to its management. Effective immediately, Eric F. Brown will assume the role of Vice President, Finance and Chief Financial Officer for the Company, and former Chief Financial Officer Mark S. Lynch will assume the new position of Vice President and Chief Administrative Officer. In addition, Eric D. Driscoll, a senior executive in the Company's consulting division, has assumed the position of Vice President, Corporate Development, and the Company has retained the services of Timothy C. Clayton to assist in the enhancement of the Company's internal control systems and to lead the development of an Internal Audit function as the Company's acting Director of Internal Audit and Financial Controls. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


EXHIBIT          DESCRIPTION

99.1             Press Release
99.2             Press Release
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MicroStrategy Incorporated
                                                (Registrant)


                                                By: /s/ Michael J. Saylor
                                                    ----------------------
                                                Name:  Michael J. Saylor
                                                Title: President and
                                                       Chief Executive Officer

Date:  August 2, 2000